UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

555 RICHMOND STREET WEST, SUITE 604 TORONTO, ONTARIO CANADA	M5V 3B1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 28, 2013, Generex Biotechnology Corporation (the “Company”) held its Annual Meeting at 201 Bridgeland Avenue, Toronto, Ontario, M6A 1Y7.  The following proposals were submitted to the stockholders at the Annual Meeting:

1.	To elect five directors;

2.	To conduct an advisory vote on executive compensation;

3.	To ratify the appointment of MSCM LLP as independent public accountants for the year ending July 31, 2013;

4.	To approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 750,000,000 shares to 1,500,000,000 shares;

5.	To approve an amendment to our Restated Certificate of Incorporation to effect, at any time prior to September 27, 2014, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to the discretion of the Board of Directors (the “Reverse Stock Split Proposal”);

6.	To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposals set forth in Items 4 and 5;

7.	To approve an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and to approve the 2006 Stock Plan, as amended; and

8.	To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on February 4, 2013 were entitled to vote at the Annual Meeting.  As of February 4, 2013, 458,080,883 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 333,131,017 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

The votes with respect to the proposals are set forth below.

(1) Elect the Directors of the Company to serve until the 2013 Annual Meeting:

The following nominees were elected as directors to serve until the 2013 Annual Meeting by the votes indicated below:

Name of Director Nominees	For	Withheld	Broker Non-Votes
John P. Barratt	116,584,425	17,805,359	198,741,233
Brian T. McGee	115,019,148	19,370,636	198,741,233
Mark A. Fletcher	105,970,474	28,419,310	198,741,233
James H. Anderson, Jr.	119,041,164	15,348,620	198,741,233
Eric Von Hofe, Ph.D.	123,097,740	11,292,044	198,741,233

2) Advisory vote on compensation (Say-on-Pay)

The allocation of votes for the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“say on pay”) was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
103,779,130	24,587,519	6,023,135	198,741,233

(3) Ratification of the appointment of MSCM LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2013:

The proposal to ratify the appointment of MSCM LLP as the Company’s independent registered public accountant for fiscal year ending July 31, 2013 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
307,202,780	16,535,024	9,393,213

(4) Increase Authorized Shares of Common Proposal:

The proposal to approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 750,000,000 shares to 1,500,000,000 shares was approved as 54.38% of the outstanding common stock voted in favor of the proposal and a vote of at least 50% of the outstanding common stock in favor of the proposal was required to approve it.  There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
249,122,952	78,348,783	5,659,282

(5) Reverse Stock Split Proposal:

The Reverse Stock Split Proposal was approved as 56.55% of the outstanding common stock voted in favor of the Reverse Stock Split Proposal and a vote of at least 50% of the outstanding common stock in favor of the proposal was required to approve it.  There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
259,065,852	73,037,625	1,027,540

(6) Proposal to approve an adjournment if necessary:

The Adjournment Proposal was approved.

FOR	AGAINST	ABSTAIN
251,679,390	78,231,417	3,220,210

(7) Proposal to approve an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and to approve the 2006 Stock Plan, as amended:

The proposal to approve an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and to approve the 2006 Stock Plan, as amended; was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
95,082,946	33,167,617	6,139,221	198,741,233

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: April 1, 2013	/s/ Mark A. Fletcher
Mark A. Fletcher
President and Chief Executive Officer